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                                                                     EXHIBIT 2.5

Department of Transportation U.S. Coast Guard
CG-1340 (REV. 9-92)
                                                          OMB APPROVED 2115-0110
                                 BILL OF SALE

This Section for Coast Guard Use Only

RECORDED:

BOOK:      PAGE:

PORT (IF NOT FILING PORT)

DOCUMENTATION OFFICER

1.  VESSEL NAME:

    EMPRESS III

2.  OFFICIAL NUMBER OR HULL ID NUMBER:

    1035754

3.  NAME(S) AND ADDRESS(ES) OF SELLERS:

    EMPRESS ENTERTAINMENT, INC.
           [address]

    __________________________________, Delaware

3A. TOTAL INTEREST OWNED (IF LESS THAN 100%) ______________%

4.  NAME(S) AND ADDRESS(ES) OF BUYER(S) AND INTEREST TRANSFERRED TO EACH:

    EMPRESS CASINO HAMMOND CORPORATION
           [address]
     _________________________________, Indiana

4A. TOTAL INTEREST TRANSFERRED (100% UNLESS OTHERWISE SPECIFIED)
    ______________%
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4B.  MANNER OF OWNERSHIP.  UNLESS OTHERWISE STATED HEREIN, THIS BILL OF SALE
CREATES A TENANCY IN COMMON, WITH EACH TENANT OWNING AN EQUAL UNDIVIDED INTEREST. CHECK ONLY ONE OF THE FOLLOWING BLOCKS TO SHOW ANOTHER FORM OF OWNERSHIP.

     ___ JOINT TENANCY WITH RIGHT OF SURVIVORSHIP

     ___ TENANCY BY THE ENTIRETIES

     ___ COMMUNITY PROPERTY

     ___ OTHER (DESCRIBE)

5.   CONSIDERATION RECEIVED:

(ONE DOLLAR AND OTHER VALUABLE CONSIDERATION UNLESS OTHERWISE STATED)

6. I (WE) DO HEREBY SELL TO THE BUYER(S) NAMED ABOVE, THE RIGHT, TITLE AND INTEREST IDENTIFIED IN BLOCK 4 OF THIS BILL OF SALE, IN THE PROPORTION SPECIFIED HEREIN.

VESSEL IS SOLD FREE AND CLEAR OF ALL LIENS, MORTGAGES, AND OTHER ENCUMBRANCES OF ANY KIND AND NATURE, EXCEPT AS STATED ON THE REVERSE HEREOF. VESSEL IS SOLD TOGETHER WITH AN EQUAL INTEREST IN THE MASTS, BOWSPRIT, SAILS, BOATS, ANCHORS, CABLES, TACKLE, FURNITURE, AND ALL OTHER NECESSARIES THERETO APPERTAINING AND BELONGING, EXCEPT AS STATED ON THE REVERS HEREOF.

7.   SIGNATURES OF SELLER(S) OR PERSON(S) SIGNING ON BEHALF OF SELLER(S).

     ____________________________

8.   DATE SIGNED:

     ____________________________

9. NAME(S) OF PERSON(S) SIGNING ABOVE, AND LEGAL CAPACITY IN WHICH SIGNED (E.G., OWNER, AGENT, TRUSTEE, EXECUTOR)
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     _____________________________________________________________________

10. ACKNOWLEDGMENT (TO BE COMPLETED BY NOTARY PUBLIC OR OTHER OFFICIAL AUTHORIZED BY A LAW OF A STATE OR THE UNITED STATES TO TAKE OATHS.)

     ON _______________ THE PERSON(S) NAMED IN SECTION 9

     ABOVE ACKNOWLEDGED EXECUTION OF THE FOREGOING INSTRUMENT
     IN THEIR STATED CAPACITY(IES) FOR THE PURPOSE THEREIN CONTAINED.

     STATE:_________________________

     COUNTY:________________________

NOTARY PUBLIC_______________________
MY COMMISSION EXPIRES_______________

PREVIOUS EDITION OBSOLETE               SN 7530-00-F01-1029